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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                DECEMBER 27, 2000
                                (Date of Report)
         (Date of earliest event reported):          DECEMBER 27, 2000


                              TREGA BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                0-27972                                  51-0336233
         (Commission File Number)          (I.R.S. Employer Identification No.)


              9880 CAMPUS POINT DRIVE, SAN DIEGO, CALIFORNIA 92121
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code:    (619) 410-6500






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ITEM 5.          OTHER EVENTS.

         On December 27, 2000, Trega Biosciences, Inc., a Delaware corporation ("TREGA"), and Lion bioscience Aktiengesellschaft, a German corporation ("LION"), entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") pertaining to the proposed acquisition of Trega by Lion through the merger of a wholly owned Lion subsidiary with and into Trega (the "MERGER").



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         The Merger and the transactions and arrangements contemplated by the
Merger Agreement have been approved by the boards of both Trega and Lion. The Merger is currently expected to close in March or April 2001, subject to various conditions, including approval of a majority of the stockholders of Trega and customary closing conditions. There can be no assurance that the Merger will be completed.

         Concurrently with the execution of the Merger Agreement, certain Trega stockholders holding approximately 19.7% of the currently issued and outstanding Trega Common Stock also entered (or are expected to enter) into a Stockholders Agreement with Lion (the "STOCKHOLDERS AGREEMENT") pursuant to which, among other things, such stockholders agreed to vote all of their shares of Trega Common Stock to approve the Merger, upon the terms and subject to the conditions set forth in the Stockholders Agreement.

         Copies of the Merger Agreement and the Stockholders Agreement are filed as exhibits to this Form 8-K and incorporated herein by this reference. You are urged to read the attached Merger Agreement and Stockholders Agreement carefully in their entirety.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

Number                           Description

99.1                             Press Release dated December 27, 2000

99.2                             Agreement and Plan of Merger between Trega and
                                 Lion dated December 27, 2000

99.3 Stockholders Agreement dated December 27, 2000 by and among Lion and the Trega stockholders named therein


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         TREGA BIOSCIENCES, INC.
Dated:  December 27, 2000

                                                         /s/ Michael G. Grey
                                                         -----------------------
                                                         Michael G. Grey
                                                         Chief Executive Officer





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                                  EXHIBIT INDEX




Number                           Description

99.1                             Press Release dated December 27, 2000

99.2                             Agreement and Plan of Merger between Trega and
                                 Lion dated December 27, 2000

99.3 Stockholders Agreement dated December 27, 2000 by and among Lion and the Trega stockholders named therein